SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2012

MARTHA STEWART LIVING OMNIMEDIA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15395	52-2187059
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

601 West 26th Street New York, NY		10001
(Address of principal executive offices)		(Zip Code)

(212) 827-8000

Registrant’s telephone number, including area code

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On November 2, 2012, Martha Stewart Living Omnimedia, Inc. (the “Company”) announced via press release its preliminary results of operations for its quarter ended September 30, 2012. A copy of the press release is attached as Exhibit 99.1 hereto. The information contained in this item shall be treated as furnished and not filed for purposes of the Securities Exchange Act of 1934, as amended.

Item 8.01	Other Events.

On November 1, 2012, the Company issued a press release announcing a restructuring of its media portfolio. A copy of the press release is attached as Exhibit 99.2 hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibit	Description

	99.1	Press release dated November 2, 2012 by the Company, announcing its preliminary results of operations for the quarter ended September 30, 2012 (furnished and not filed herewith as described in Item 2.02).
	99.2	Press release dated November 1, 2012 by the Company, announcing a restructuring of its media portfolio.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARTHA STEWART LIVING OMNIMEDIA, INC.

November 2, 2012	By:	/s/ Daniel Taitz
Chief Administrative Officer and General Counsel

EXHIBIT INDEX

Exhibit	Description

99.1	Press release dated November 2, 2012 by the Company, announcing its preliminary results of operations for the quarter ended September 30, 2012 (furnished and not filed herewith as described in Item 2.02).
99.2	Press release dated November 1, 2012 by the Company, announcing a restructuring of its media portfolio.